SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

___________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 29, 2002

MENTOR GRAPHICS CORPORATION

(Exact name of registrant as specified in its charter)

Oregon	0-13442	93-0786033

(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

8005 S.W. Boeckman Road, Wilsonville, Oregon 97070-7777

(Address of principal executive offices) (Zip Code)

(503) 685-7000

(Registrants’ telephone number, including area code)

N/A

(former name or former address, if changed since last report)

ITEM 5. Other events.
ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits.
SIGNATURES
EXHIBIT INDEX
EXHIBIT 23.1
EXHIBIT 99.1
Exhibit 99.2
Exhibit 99.3

ITEM 5. Other Events.

     On May 29, 2002, Mentor Graphics Corporation, an Oregon corporation (“Mentor Graphics”), issued a press release announcing the closing of its tender offer (“Offer”) for the shares of common stock of Innoveda, Inc. (“Innoveda”). The Offer expired at 12:00 midnight New York City time, on Tuesday, May 28, 2002. A copy of the press release issued by Mentor Graphics on May 29, 2002 providing the results of the Offer is attached hereto as Exhibit 99.1 and incorporated herein by reference.

     Based on information provided by Wilmington Trust Company, the depositary for the Offer, at the close of business on May 28, 2002, 39,517,200 shares of Innoveda common stock had been validly tendered into the Offer, which represents approximately 94.4% of Innoveda’s outstanding common stock (based upon 41,843,892 shares outstanding as of May 24, 2002), and Mentor Graphics has irrevocably accepted such shares for payment.

     The tender offer was made pursuant to an Agreement and Plan of Merger, by and among Mentor Graphics, Indiana Merger Corporation, a Delaware corporation and a wholly-owned subsidiary of Mentor Graphics (“Purchaser”), and Innoveda, dated as of April 23, 2002 (the “Merger Agreement”). The details of the tender offer were disclosed in a Tender Offer Statement on Schedule TO, filed with the Securities and Exchange Commission on April 30, 2002.

     Further pursuant to the Merger Agreement, Purchaser will be merged (the “Merger”) with and into Innoveda with the surviving company becoming a wholly-owned subsidiary of Mentor. Mentor anticipates that the Merger will be accomplished under short-form merger procedures without a vote of Innoveda stockholders. Following the Merger, all remaining Innoveda stockholders who did not tender their shares in the tender offer will be paid the same $3.95 per share in cash paid in the tender offer. Upon completion of the Merger, Innoveda will derigister its common stock and will no longer be publicly traded.

ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Financial Statements:

Innoveda condensed unaudited Consolidated Balance Sheets as of March 30, 2002 and audited Consolidated Balance Sheet as of December 29, 2001, and related condensed unaudited Consolidated Statements of Operations and Consolidated Statements of Cash Flows for the quarters ended March 30, 2002 and March 31, 2001, attached hereto as Exhibit 99.2 and incorporated herein by reference.

Innoveda audited Consolidated Balance Sheets as of December 29, 2001 and December 30, 2000, and related audited Consolidated Statements of Operations, Consolidated Statements of Comprehensive Income (Loss), Consolidated Statements of Stockholders’ Equity and Consolidated Statements of Cash Flows for each of the years in the three-year period ended December 29, 2001, attached hereto as Exhibit 99.3 and incorporated herein by reference.

(c)	Exhibits:

23.1	Consent of Deloitte & Touche LLP.

99.1	Press release issued by Mentor Graphics Corporation on May 29, 2002.

99.2	Innoveda condensed unaudited Consolidated Balance Sheets as of March 30, 2002 and audited Consolidated Balance Sheet as of December 29, 2001, and related condensed unaudited Consolidated Statements of Operations and Consolidated Statements of Cash Flows for the quarters ended March 30, 2002 and March 31, 2001.

99.3	Innoveda audited Consolidated Balance Sheets as of December 29, 2001 and December 30, 2000, and related audited Consolidated Statements of Operations, Consolidated Statements of Comprehensive Income (Loss), Consolidated Statements of Stockholders’ Equity and Consolidated Statements of Cash Flows for each of the years in the three-year period ended December 29, 2001.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 29, 2002

MENTOR GRAPHICS CORPORATION (Registrant)

By:	/s/ Gregory K. Hinckley

Gregory K. Hinckley President and Chief Operating Officer

EXHIBIT INDEX

Exhibits

23.1	Consent of Deloitte & Touche LLP.

99.1	Press release issued by Mentor Graphics Corporation on May 29, 2002.

99.2	Innoveda condensed unaudited Consolidated Balance Sheets as of March 30, 2002 and audited Consolidated Balance Sheet as of December 29, 2001, and related condensed unaudited Consolidated Statements of Operations and Consolidated Statements of Cash Flows for the quarters ended March 30, 2002 and March 31, 2001.

99.3	Innoveda audited Consolidated Balance Sheets as of December 29, 2001 and December 30, 2000, and related audited Consolidated Statements of Operations, Consolidated Statements of Comprehensive Income (Loss), Consolidated Statements of Stockholders’ Equity and Consolidated Statements of Cash Flows for each of the years in the three-year period ended December 29, 2001.